Exhibit 99.1
Universal Technical Institute to Acquire MIAT College of Technology

•Acquisition will add two campuses and a ninth state to UTI’s footprint, and will enable accelerated skilled trades program diversification across the combined campus network

•As a part of the company’s wider growth and diversification strategy, this transaction along with other planned initiatives, will help position UTI for double-digit revenue growth and continued margin expansion over the next several years

•Students will benefit from broader access to industry-aligned education in fields with strong and growing demand for trained talent, including aviation, sustainable energy and robotics

PHOENIX, ARIZ (March 30, 2021) – Universal Technical Institute (NYSE: UTI), the nation’s leading provider of trained technicians to the transportation industry, has entered into a definitive agreement to acquire MIAT College of Technology from HCP & Company, its owner since August 2014. Terms of the transaction have been disclosed in UTI’s Form 8-K and completion of the acquisition will occur pending customary closing conditions and regulatory approvals. The Boards of Directors of both companies have unanimously approved the agreement.

Like UTI, MIAT is focused on serving students seeking fast-tracked, high-value education that leads to rewarding jobs and careers and to helping employers meet their demand for talent trained with the high-tech and evolving skills required in today’s workforce.

MIAT was founded in 1969 and currently serves approximately 1,200 students through its campuses in Canton, MI and Houston, TX. The company offers vocational and technical certificates as well as associates degrees in fields with robust and growing demand for skilled technical workers, including aviation maintenance, energy technology, wind power, robotics and automation, non-destructive testing, HVACR, and welding. MIAT’s preliminary revenue and adjusted EBITDA for calendar 2020 were approximately $25 million and $3.5 million, respectively, with year-over-year revenue growth in excess of 20% in both 2020 and 2019. MIAT is accredited by the Accrediting Commission of Career Schools and Colleges.

The acquisition will enable UTI to further expand its program offerings into growing industry sectors and rapidly expanding fields likely to be bolstered by technological innovation and the country’s focus on sustainable energy. Additionally, this will allow UTI to offer MIAT programs at UTI campuses and extend UTI’s presence and programs into the Detroit, MI market where MIAT has been for over 50 years.

“We are excited about the upcoming addition of MIAT College of Technology and to advance our strategy to serve more students, particularly in fields where trained technicians are in such strong and increasing demand,” said Jerome Grant, chief executive officer of UTI. “Notably, many of MIAT’s programs are aligned with expected macroeconomic developments, such as green initiatives and alternate energy, on-shoring of manufacturing and infrastructure investment,” he added.

“We believe UTI’s existing financial strength, the acquisition of MIAT and the program expansion and diversification synergies it will enable, along with our previously announced planned new campus investments, will position UTI for solid double-digit revenue growth and continued margin expansion over the next several years,” Grant said.

UTI has posted an updated presentation regarding its growth and diversification strategy on its investor relations website at https://investor.uti.edu/image/Growth_Diversification_Strategy_Update.pdf.

Barrington Research Associates was the exclusive financial advisor to UTI in this transaction.

Non-GAAP Measures

For internal reporting purposes, MIAT defines adjusted EBITDA as operating income adjusted for certain items that were originally classified within other income/expense, which is then further adjusted for items not considered part of the company’s normal recurring operations. Adjusted EBITDA is a non-GAAP financial measure which is provided to supplement, but not substitute for, the most directly comparable GAAP measure. We choose to disclose this non-GAAP financial measure for MIAT because it provides an additional performance measure. Since the items excluded from this measure are significant components in understanding and assessing financial performance under GAAP, this measure should not be considered to be an alternative to net income (loss) or any other measures derived in accordance with GAAP as a measure of operating performance or profitability.

About Universal Technical Institute, Inc.

With more than 220,000 graduates in its 55-year history, Universal Technical Institute, Inc. (NYSE: UTI) is the nation's leading provider of technical training for automotive, diesel, collision repair, motorcycle and marine technicians, and offers welding technology and computer numerical control (CNC) machining programs. The company has built partnerships with industry leaders, outfits its state-of-the-industry facilities with current technology, and delivers training that is aligned with employer needs. Through its network of 12 campuses nationwide, UTI offers post-secondary programs under the banner of several well-known brands, including Universal Technical Institute (UTI), Motorcycle Mechanics Institute and Marine Mechanics Institute (MMI) and NASCAR Technical Institute (NASCAR Tech). The company is headquartered in Phoenix, Arizona.

For more information, visit www.uti.edu. Like UTI on www.facebook.com/UTI or follow UTI on Twitter @UTITweet, @MMITweet, and @NASCARTechUTI.

About MIAT College of Technology

For more than 50 years, MIAT College of Technology (“MIAT”) has graduated highly skilled workers across diversified industrial end-markets and is known as a leader and innovator in post-secondary education technical skills training. As a Commission of Career Schools and Colleges (ACCSC) accredited College, MIAT awards diploma, certificate, and associate degrees at its campuses in Canton, Michigan and Houston, Texas which total over 180,000 square feet of training space. Programs offered include aviation maintenance, robotics and automation, HVACR, energy technology, wind power, and welding. Both campuses provide admissions guidance, career services, financial services, learning resource center support assistance, and are approved for Federal Military and Veterans Education Benefits (VA). MIAT also offers customized industry-specific training for strategic employment partners locally and nationally, which include the U.S. Army, U.S. Air Force, Siemens, Marathon Oil, DTE, Spirit, and Delta Tech Ops.

For more information, please visit www.miat.edu or on Facebook at https://www.facebook.com/MIATConnection.

Forward Looking Statements

All statements contained in this press release, other than statements of historical fact, are "forward-looking" statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements which address UTI's expected future business and financial performance, may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. Examples of forward-looking statements include, among others, statements regarding (1)

UTI's belief that it is taking steps to address costs, efficiencies and working capital management; (2) UTI's ability to maintain open campuses during the global pandemic and complete curriculum with in-person labs; (3) UTI's belief that it is taking steps to drive its next phase of organic and inorganic growth; (4) UTI’s expectation that inorganic growth will achieve anticipated metrics; (5) UTI's focus on offering a blended curriculum to provide students training for job skills that are in high demand; (6) UTI's expectation for year-over-year annual growth; (7) UTI's expectation for normal seasonality; (8) UTI's focus on continuing to fuel long-term growth and investing in opening more welding programs that will drive incremental growth over the next two fiscal years; (9) substantial and growing interest in UTI and (10) UTI's expectations for new student start growth, average student population growth, revenue, operating expenses, operating income (loss), adjusted operating income (loss), net income, adjusted EBITDA, operating cash flow, adjusted free cash flow, and capital expenditures for fiscal 2021. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on UTI's current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of UTI's control. UTI's actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could affect UTI's actual results include, among other things, impacts related to the COVID-19 pandemic, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new or modified campuses or instruction, potential increased competition, changes in demand for the programs UTI offers, increased investment in management and capital resources, the effectiveness of UTI student recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic and political conditions, the adoption of new accounting standards, and other risks that are described from time to time in UTI's public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the company's filings with the SEC. Any forward-looking statements made by UTI in this press release are based only on information currently available to UTI and speak only as of the date on which it is made. UTI expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

Contacts

Company Contact:
Troy Anderson
Chief Financial Officer
Universal Technical Institute, Inc.
(623) 445-9365
troyanderson@uti.edu

Investor Relations Contact:
Robert Winters or Wyatt Turk
Alpha IR Group
(312) 445-2870
UTI@alpha-ir.com

Media Contact:
Jody Kent
Vice President, Communications and Public Affairs
Universal Technical Institute
(623) 445-0872
jkent@uti.edu
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